Exhibit 10.20

Supplementary Agreement to

Series C1 Preferred Share Purchase Agreement

This Supplementary Agreement to the Series C1 Preferred Share Purchase Agreement (this “Agreement”) is entered into as of September 4, 2018 (the “Effective Date”) by and among：

(1)	Qutoutiao Inc., a company organized under the Laws of Cayman Islands (the “Company”),

(2)	InfoUniversal Limited, a company organized under the Laws of Hong Kong (the “HK Company”),

(3)	Shanghai Quyun Internet Technology Co., Ltd. (上海趣蕴网络科技有限公司), a wholly foreign-owned enterprise incorporated under the Laws of the PRC and a wholly owned subsidiary of the HK Company (the “WFOE”),

(4)	Shanghai Jifen Culture Communications Co., Ltd. (上海基分文化传播有限公司), a limited liability company incorporated under the Laws of the PRC (“Jifen”),

(5)	Shanghai Xike Information Technology Service Co., Ltd. (上海溪客信息技术服务有限公司), a limited liability company incorporated under the Laws of the PRC (“Xike”),

(6)	Shanghai Tuile Information Technology Service Co., Ltd. (上海推乐信息技术服务有限公司), a limited liability company incorporated under the Laws of the PRC (“Tuile”),

(7)	Anhui Zhangduan Internet Technology Co., Ltd. (安徽掌端网络科技有限公司), a limited liability company incorporated under the Laws of the PRC (“Zhangduan”),

(8)

Beijing Qukandian Internet Technology Co., Ltd. (北京趣看点网络科技有限公司), a limited liability company incorporated under the Laws of the PRC (“Qukandian”, together with “Jifen”, “Xike”, “Tuile” and “Zhangduan”, the “Domestic Companies”),

(9)	Shanghai Dian Guan Network Technology Co., Ltd. (上海点冠网络科技有限公司), a limited liability company incorporated under the Laws of the PRC (“Dian Guan”),

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(10)	the individuals listed on Schedule I attached hereto (each, a “Principal” and collectively, the “Principals”),

(11)

the holding companies listed on Schedule I attached hereto owned by the Principals set forth opposite each such Principals (each, a “Principal Holding Company” and collectively, the “Principal Holding Companies”), and

(12)	Shimmering Horizon L.P., a limited liability partnership organized and existing under the laws of the British Virgin Islands, (the “Purchaser”).

Each of the parties listed above is referred to herein individually as a “Party” and collectively as the “Parties”.

Whereas, Shimmering Investment (BVI) Ltd.--the general partner of the Purchaser, the Company, and certain other parties, have entered into a Series C1 Preferred Share Purchase Agreement as of August 17, 2018 (the “Series C1 SPA”), pursuant to which Shimmering Investment (BVI) Ltd., on behalf of the Purchaser, agrees to subscribe for certain series C1 preferred shares of the Company with a par value of US$0.0001 each (the “Series C1 Preferred Shares”);

Whereas, Shimmering Investment (BVI) Ltd., the Purchaser and the Company have entered into a Supplemental Agreement as of August 29, 2018, pursuant to which, the Purchaser has confirmed and certified its acceptance of and adoption into the Series C1 SPA in every manner as if it has executed and delivered the Series C1 SPA as an original party thereto, in the capacity of a purchaser of such certain Series C1 Preferred Shares, and the Purchaser further agreed to continue to perform the Series C1 SPA and be bound by its terms in every way, including the obligation to purchase such certain Series C1 Preferred Shares and to pay the Subscription Price (as defined in the Series C1 SPA);

Whereas, the Company and the Purchaser agree to amend and modify certain sections of the Series C1 SPA;

WITNESSETH

NOW, THEREFORE, in consideration of the foregoing recitals, the mutual promises hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties intending to be legally bound hereto hereby agree as follows:

Capitalized terms used herein shall have the meaning ascribed to them in the Series C1 SPA.

1.

Sale and Issuance of the Shares. Subject to the terms and conditions of the Series C1 SPA, at the Closing, the Purchaser agrees to subscribe for and purchase, and the Company agrees to issue and sell to the Purchaser, 145,052 Series C1 Preferred Shares (the “Subscription Shares”), at an aggregate purchase price of US$5,400,000 (the “Subscription Price”).

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2.

Substitution and Replacement. Upon the Effective Date, the Subscription Price and Subscription Shares in the foregoing paragraph will automatically substitute for and replace those stated in relevant sections, schedules, exhibits of the Series C1 SPA and other transaction documents (as defined in the Series C1 SPA) without any further action by the Company, the Purchaser or other relevant parties relating to the Series C1 financing of the Company.

3.

Effectiveness. Except the content expressly agreed otherwise herein, the terms and conditions in the Series C1 SPA shall remain unchanged, effective and in force, and each Party agrees to continue to perform and carry out its respective obligations in accordance with the Series C1 SPA.

4.

Counterparts. For the convenience of the parties hereto and to facilitate execution, this Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one and the same instrument. Facsimile and e-mailed copies of signatures shall be deemed to be originals for purposes of the effectiveness of this Agreement.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

GROUP COMPANIES:	Qutoutiao Inc.
	By:	/s/ Tan Siliang
Name: Tan Siliang (谭思亮)
Title: Director
InfoUniversal Limited
	By:	/s/ Tan Siping
Name: Tan Siping (谭思萍)
Title: Director
Shanghai Quyun Internet Technology Co., Ltd. (上海趣蕴网络科技有限公司)
	By:	/s/ Li Lei
Name: Li Lei (李磊)
Title: Legal Representative
Shanghai Jifen Culture Communications Co., Ltd. (上海基分文化传播有限公司)
	By:	/s/ Chen Sihui
Name: Chen Sihui (陈思晖)
Title: Legal Representative

Signature Page to the Supplementary Agreement to the Series C1 SPA

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

GROUP COMPANIES:

Shanghai Xike Information Technology Service Co., Ltd. (上海溪客信息技术服务有限公司)

	By:	/s/ Li Lei
Name: Li Lei (李磊)
Title: Legal Representative

Shanghai Tuile Information Technology Service Co., Ltd. (上海推乐信息技术服务有限公司)

	By:	/s/ Chen Sihui
Name: Chen Sihui (陈思晖)
Title: Legal Representative

Anhui Zhangduan Internet Technology Co., Ltd. (安徽掌端网络科技有限公司)

	By:	/s/ Li Lei
Name: Li Lei (李磊)
Title: Legal Representative

Beijing Qukandian Internet Technology Co., Ltd. (北京趣看点网络科技有限公司)

	By:	/s/ Li Lei
Name: Li Lei (李磊)
Title: Legal Representative

Shanghai Dianguan Network Technology Co., Ltd. (上海点冠网络科技有限公司)

	By:	/s/ Liang Xiang
Name: Liang Xiang (梁湘)
Title: Legal Representative

Signature Page to the Supplementary Agreement to the Series C1 SPA

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

PRINCIPALS:	Tan Siliang (谭思亮)

/s/ Tan Siliang

Li Lei (李磊)

/s/ Li Lei

Signature Page to the Supplementary Agreement to the Series C1 SPA

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

PRINCIPAL HOLDING COMPANIES:	Innotech Overseas Investment Ltd.

	By:	/s/ Tan Siping
Name: Tan Siping (谭思萍)
Title: Director

Innotech Group Holdings Ltd.

	By:	/s/ Tan Siping
Name: Tan Siping (谭思萍)
Title: Director

News Optimizer (BVI) Ltd.

	By:	/s/ Li Lei
Name: Li Lei (李磊)
Title: Director

Signature Page to the Supplementary Agreement to the Series C1 SPA

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

PURCHASER:	Shimmering Horizon L.P.
by Shimmering Investment (BVI) Ltd.
by its general partner

By:
Name:
Title:

Signature Page to the Supplementary Agreement to the Series C1 SPA